UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-23222

HARTFORD FUNDS EXCHANGE-TRADED TRUST

(Exact name of registrant as specified in charter)

690 Lee Road, Wayne, PA 19087

(Address of Principal Executive Offices) (Zip Code)

Thomas R. Phillips, Esq. Hartford Funds Management Company, LLC 690 Lee Road Wayne, PA 19087	John V. O’Hanlon, Esq. Dechert LLP One International Place, 40th Floor 100 Oliver Street Boston, MA 02110-2605

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (610) 386-4068

Date of fiscal year end: July 31

Date of reporting period: October 31, 2017

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to Rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments

Hartford Corporate Bond ETF

  Schedule of Investments

  October 31, 2017 (Unaudited)

Shares or Principal Amount		Market Value†
Corporate Bonds - 92.1%
	Agriculture - 2.7%
$ 190,000	BAT Capital Corp. 3.22%, 08/15/2024(1)	$191,256
220,000	Imperial Brands Finance plc 3.75%, 07/21/2022(2)	228,587

		419,843

	Apparel - 0.8%
130,000	NIKE, Inc. 2.38%, 11/01/2026	123,774

	Auto Manufacturers - 3.0%
150,000	Daimler Finance North America LLC 3.88%, 09/15/2021(1)	157,454
100,000	General Motors Financial Co., Inc. 3.10%, 01/15/2019	101,253
200,000	Volkswagen Group of America Finance LLC 2.40%, 05/22/2020(2)	200,662

		459,369

	Beverages - 1.0%
140,000	Anheuser-Busch InBev Worldwide, Inc. 4.44%, 10/06/2048	148,141

	Chemicals - 2.1%
70,000	Agrium, Inc. 4.13%, 03/15/2035	71,122
260,000	Sherwin-Williams Co. 2.25%, 05/15/2020	260,616

		331,738

	Commercial Banks - 24.7%
200,000	Banco Santander S.A. 3.13%, 02/23/2023	200,716
230,000	Bank of America Corp. 2.50%, 10/21/2022	227,340
115,000	3 mo. USD LIBOR + 1.090%, 3.09%, 10/01/2025(3)	114,402
80,000	4.18%, 11/25/2027	83,420
110,000	3 mo. USD LIBOR + 1.990%, 4.44%, 01/20/2048(3)	119,216
140,000	Bank of Nova Scotia 4.50%, 12/16/2025	147,490
200,000	Barclays plc 3.68%, 01/10/2023	203,998
200,000	BNP Paribas S.A. 7.38%, 08/19/2025(2)(4)(5)	231,000
310,000	BPCE S.A. 3.50%, 10/23/2027(1)	306,877
150,000	Capital One Financial Corp. 3.75%, 03/09/2027	151,711
40,000	Citigroup, Inc. 5.30%, 05/06/2044	46,909
30,000	6.68%, 09/13/2043	41,111
160,000	Deutsche Bank AG 3.70%, 05/30/2024	162,365
80,000	Goldman Sachs Group, Inc. 3.85%, 01/26/2027	81,854
60,000	6.75%, 10/01/2037	79,213
200,000	HSBC Holdings plc 3 mo. USD LIBOR + 1.055%, 3.26%, 03/13/2023(3)	204,401
80,000	JP Morgan Chase & Co. 3 mo. USD LIBOR + 1.337%, 3.78%, 02/01/2028(3)	82,378
150,000	3 mo. USD LIBOR + 1.580%, 4.26%, 02/22/2048(3)	157,877
110,000	Morgan Stanley 2.63%, 11/17/2021	110,159
70,000	2.65%, 01/27/2020	70,632

Hartford Corporate Bond ETF

  Schedule of Investments – (continued)

  October 31, 2017 (Unaudited)

$ 80,000	3.95%, 04/23/2027	$81,592
30,000	4.88%, 11/01/2022	32,487
270,000	UBS AG 4.75%, 05/22/2023(2)(5)	273,651
200,000	UniCredit S.p.A. 4.63%, 04/12/2027(2)	212,472
200,000	5 year USD ICE Swap + 3.703%, 5.86%, 06/19/2032(1)(3)(6)	213,533
70,000	Wells Fargo & Co. 4.13%, 08/15/2023	73,957
100,000	5.38%, 11/02/2043	117,524

		3,828,285

	Commercial Services - 0.7%
120,000	ERAC USA Finance LLC 4.20%, 11/01/2046(1)	115,079

	Diversified Financial Services - 1.6%
240,000	AerCap Ireland Capital Ltd. / AerCap Global Aviation Trust 4.50%, 05/15/2021	254,878

	Electric - 8.5%
40,000	Appalachian Power Co. 4.45%, 06/01/2045	43,709
70,000	Cleco Corporate Holdings LLC 4.97%, 05/01/2046	75,604
150,000	Emera U.S. Finance L.P. 4.75%, 06/15/2046	162,682
240,000	Fortis, Inc. 3.06%, 10/04/2026	233,024
40,000	Indiana Michigan Power Co. 4.55%, 03/15/2046	44,458
190,000	Kansas City Power & Light Co. 3.65%, 08/15/2025	195,236
70,000	Oglethorpe Power Corp. 5.25%, 09/01/2050	78,207
140,000	Pacific Gas & Electric Co. 3.30%, 03/15/2027	140,714
140,000	PPL Capital Funding, Inc. 3.10%, 05/15/2026	138,193
75,000	South Carolina Electric & Gas Co. 4.10%, 06/15/2046	73,695
125,000	Southern Co. 4.40%, 07/01/2046	131,539

		1,317,061

	Electrical Components & Equipment - 0.5%
70,000	FirstEnergy Transmission, LLC 4.35%, 01/15/2025(2)	74,049

	Electronics - 0.2%
35,000	Keysight Technologies, Inc. 4.60%, 04/06/2027	37,385

	Food - 2.2%
230,000	Danone S.A. 2.08%, 11/02/2021(1)	226,087
110,000	Kraft Heinz Foods Co. 3.00%, 06/01/2026	106,288

		332,375

	Forest Products & Paper - 1.0%
140,000	International Paper Co. 5.15%, 05/15/2046	160,924

	Gas - 0.7%
110,000	Sempra Energy 3.55%, 06/15/2024	113,283

  Information Classification: Limited Access

Hartford Corporate Bond ETF

  Schedule of Investments – (continued)

  October 31, 2017 (Unaudited)

	Healthcare-Services - 3.3%
$ 75,000	Dignity Health 5.27%, 11/01/2064	$77,637
150,000	SSM Health Care Corp. 3.82%, 06/01/2027	156,207
190,000	UnitedHealth Group, Inc. 6.88%, 02/15/2038	273,065

		506,909

	Household Products/Wares - 1.5%
230,000	Reckitt Benckiser Treasury Services plc 2.75%, 06/26/2024(1)	226,317

	Insurance - 6.1%
210,000	American International Group, Inc. 3.90%, 04/01/2026	217,641
150,000	Aon plc 3.88%, 12/15/2025	157,457
150,000	CNA Financial Corp. 3.45%, 08/15/2027	148,073
200,000	MetLife, Inc. 4.05%, 03/01/2045	204,669
200,000	7.72%, 02/15/2019	214,992

		942,832

	Media - 7.5%
110,000	Charter Communications Operating LLC / Charter Communications Operating Capital 4.46%, 07/23/2022	116,168
60,000	6.48%, 10/23/2045	68,702
110,000	Comcast Corp. 3.20%, 07/15/2036	103,887
90,000	Discovery Communications LLC 5.00%, 09/20/2037	92,786
102,000	Historic TW, Inc. 9.15%, 02/01/2023	131,350
330,000	Time Warner Cable LLC 8.25%, 04/01/2019	357,324
140,000	Viacom, Inc. 3.88%, 12/15/2021	143,606
170,000	4.38%, 03/15/2043	144,589

		1,158,412

	Oil & Gas - 3.3%
110,000	Anadarko Petroleum Corp. 6.60%, 03/15/2046	139,071
220,000	Devon Energy Corp. 3.25%, 05/15/2022	223,265
140,000	Shell International Finance B.V. 4.00%, 05/10/2046	143,066

		505,402

	Pharmaceuticals - 1.3%
80,000	Allergan Funding SCS 4.55%, 03/15/2035	84,130
110,000	4.85%, 06/15/2044	117,772

		201,902

	Pipelines - 3.9%
150,000	Energy Transfer Partners L.P. 4.20%, 04/15/2027	151,756
50,000	4.65%, 06/01/2021	53,152
90,000	4.75%, 01/15/2026	94,718
110,000	MPLX L.P. 5.20%, 03/01/2047	117,772
190,000	Phillips 66 Partners L.P. 3.75%, 03/01/2028	190,722

		608,120

  Information Classification: Limited Access

Hartford Corporate Bond ETF

  Schedule of Investments – (continued)

  October 31, 2017 (Unaudited)

	Real Estate Investment Trusts - 5.7%
$ 150,000	Brandywine Operating Partnership L.P. 4.55%, 10/01/2029	$153,301
150,000	Brixmor Operating Partnership L.P. 3.90%, 03/15/2027	148,929
300,000	Crown Castle International Corp. 3.40%, 02/15/2021	308,368
150,000	DDR Corp. 4.25%, 02/01/2026(6)	151,349
110,000	4.70%, 06/01/2027	114,248

		876,195

	Semiconductors - 1.2%
110,000	Applied Materials, Inc. 3.30%, 04/01/2027	112,501
75,000	QUALCOMM, Inc. 2.90%, 05/20/2024	75,103

		187,604

	Software - 2.3%
220,000	Microsoft Corp. 3.45%, 08/08/2036	222,277
130,000	Oracle Corp. 2.65%, 07/15/2026	127,556

		349,833

	Telecommunications - 5.3%
250,000	AT&T, Inc. 3.00%, 06/30/2022	253,023
200,000	4.90%, 08/14/2037	199,575
290,000	Verizon Communications, Inc. 4.50%, 09/15/2020	309,047
60,000	4.86%, 08/21/2046	60,543

		822,188

	Transportation - 1.0%
150,000	Penske Truck Leasing Co. L.P. / PTL Finance Corp. 3.38%, 02/01/2022(1)	153,804

	Total Corporate Bonds (cost $13,973,501)	$14,255,702

Municipal Bonds - 4.8%
	Development - 1.5%
160,000	California State, GO Taxable 7.50%, 04/01/2034	$234,048

	General - 1.1%
90,000	Chicago, IL, Transit Auth 6.90%, 12/01/2040	119,520
40,000	Kansas Development Finance Auth, Taxable Rev 4.73%, 04/15/2037	43,316

		162,836

	General Obligation - 1.2%
110,000	Illinois State, GO 5.10%, 06/01/2033	110,906
80,000	State of Illinois, GO 4.35%, 06/01/2018	80,830

		191,736

	Medical - 1.0%
110,000	University of California, Regents MedCenter Pooled Rev 6.55%, 05/15/2048	152,275

	Total Municipal Bonds (cost $706,343)	$740,895

  Information Classification: Limited Access

Hartford Corporate Bond ETF

  Schedule of Investments – (continued)

  October 31, 2017 (Unaudited)

	Total Long-Term Investments (cost $14,679,844)		$14,996,597

	Other Investment Pools & Funds - 1.3%
204,742	BlackRock Liquidity Funds TempFund Portfolio, Institutional Class		204,742

	Securities Lending Collateral - 2.0%
302,800	State Street Navigator Securities Lending Government Money Market Portfolio 1.02%, (7)		$302,800

	Total Short-Term Investments (cost $507,542)		$507,542

	Total Investments (cost $15,187,386)	100.2%	$15,504,139
	Other Assets & Liabilities	(0.2)%	(32,023)

	Total Net Assets	100.0%	$15,472,116

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

(1)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2017, the aggregate value of these securities was $1,590,407, which represented 10.3% of total net assets.
(2)	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2017, the aggregate value of these securities was $1,220,421, which represented 7.9% of total net assets.
(3)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2017.
(4)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.
(5)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(6)	Represents entire or partial securities on loan.
(7)	Represents the current daily yield at period end.

Futures Contracts Outstanding at October 31, 2017
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)

Long position contracts:
U.S. Treasury 5-Year Note Future	1	12/29/2017	$117,188	$ (88)
U.S. Treasury Long Bond Future	4	12/19/2017	609,875	(11,288)

Total				$ (11,376)

Short position contracts:
U.S. Treasury 10-Year Note Future	2	12/19/2017	249,875	$ (1,066)
U.S. Treasury 10-Year Ultra Bond Future	12	12/19/2017	1,607,063	11,675

Total				$ 10,609

Total futures contracts				$ (767)

†	For information regarding the Fund’s significant accounting policies, please refer to the Fund’s most recent shareholder report.

  Information Classification: Limited Access

Hartford Corporate Bond ETF

  Schedule of Investments – (continued)

  October 31, 2017 (Unaudited)

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Currency Abbreviations:
USD	United States Dollar

Municipal Abbreviations:
GO	General Obligation
Rev	Revenue

Other Abbreviations:
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate

  Information Classification: Limited Access

Hartford Corporate Bond ETF

  Schedule of Investments – (continued)

  October 31, 2017 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets
Corporate Bonds	$14,255,702	$—	$14,255,702	$—
Municipal Bonds	740,895	—	740,895	—
Short-Term Investments	507,542	507,542	—	—
Futures Contracts(2)	11,675	11,675	—	—

Total	$15,515,814	$519,217	$14,996,597	$—

Liabilities
Futures Contracts(2)	$(12,442)	$(12,442)	$—	$—

Total	$(12,442)	$(12,442)	$—	$—

(1)	For the period ended October 31, 2017, there were no transfers between any levels.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Hartford Quality Bond ETF

  Schedule of Investments

  October 31, 2017 (Unaudited)

Shares or Principal Amount		Market Value†
Asset & Commercial Mortgage Backed Securities - 22.1%
	Asset-Backed - Automobile - 1.5%
$ 150,000	Ford Credit Auto Owner Trust 2.26%, 11/15/2025(1)	$150,908
149,000	Santander Drive Auto Receivables Trust 3.65%, 12/15/2021	152,023

		302,931

	Asset-Backed - Credit Card - 1.2%
100,000	Barclays Dryrock Issuance Trust 2.20%, 12/15/2022	100,431
150,000	Cabela’s Credit Card Master Note Trust 2.25%, 07/17/2023	150,306

		250,737

	Asset-Backed - Finance & Insurance - 1.1%
33,601	New York City Tax Lien 1.34%, 11/10/2028(1)	33,286
186,000	OneMain Financial Issuance Trust 2.37%, 09/14/2032(1)	185,605

		218,891

	Asset-Backed - Student Loan - 1.2%
	SLM Student Loan Trust
85,224	3 mo. USD LIBOR + 0.040%, 1.41%, 01/25/2019(2)	85,054
157,270	1 mo. USD LIBOR + 0.600%, 1.84%, 11/25/2027(2)	158,331

		243,385

	Commercial Mortgage - Backed Securities - 9.4%
150,000	Commercial Mortgage Trust 3.70%, 08/10/2048	158,017
200,000	CSAIL Commercial Mortgage Trust 3.50%, 06/15/2057	206,808
199,206	3.72%, 08/15/2048	209,334
150,000	3.81%, 11/15/2048	158,215
200,000	FREMF Mortgage Trust 3.63%, 07/25/2046(1)(3)	204,321
200,000	3.94%, 08/25/2023(1)(3)	206,630
200,000	4.13%, 02/25/2046(1)(3)	203,080
200,000	4.34%, 12/25/2044(1)(3)	211,411
140,428	Nelnet Student Loan Trust 1 mo. USD LIBOR + 0.630%, 1.87%, 01/25/2037(1)(2)	139,270
196,000	WF-RBS Commercial Mortgage Trust 3.61%, 11/15/2047	204,085

		1,901,171

	Whole Loan Collateral CMO - 7.7%
84,695	COLT Mortgage Loan Trust 3.75%, 12/26/2046(1)(3)	86,864
	Fannie Mae Connecticut Avenue Securities
166,794	1 mo. USD LIBOR + 0.550%, 1.79%, 01/25/2030(2)	166,769
86,897	1 mo. USD LIBOR + 0.850%, 2.09%, 11/25/2029(2)	87,207
143,496	1 mo. USD LIBOR + 1.150%, 2.39%, 09/25/2029(2)	144,712
90,203	1 mo. USD LIBOR + 1.950%, 3.19%, 08/25/2028(2)	90,987
135,000	1 mo. USD LIBOR + 4.250%, 5.49%, 01/25/2029(2)	150,399
150,000	1 mo. USD LIBOR + 4.450%, 5.69%, 01/25/2029(2)	165,196
172,155	1 mo. USD LIBOR + 5.700%, 6.94%, 04/25/2028(2)	194,022
37,773	New Residential Mortgage Loan Trust 3.75%, 05/25/2054(1)(3)	38,505
363,000	Towd Point Mortgage Trust 1 mo. USD LIBOR + 0.600%, 1.84%, 02/25/2057(1)(2)	362,976

  Information Classification: Limited Access

Hartford Quality Bond ETF

  Schedule of Investments – (continued)

  October 31, 2017 (Unaudited)

$ 61,008	2.75%, 02/25/2055(1)(3)	$61,240

		1,548,877

	Total Asset & Commercial Mortgage Backed Securities (cost $4,452,606)	$4,465,992

U.S. Government Agencies - 111.4%
	FHLMC - 44.9%
698,987	0.61%, 03/25/2027(3)(4)	33,849
879,861	0.71%, 01/25/2024(3)(4)	29,814
290,337	2.00%, 02/01/2032	284,755
239,523	1 mo. USD LIBOR + 1.200%, 2.44%, 07/25/2029(2)	242,344
237,313	1 mo. USD LIBOR + 1.120%, 2.44%, 08/25/2029(2)	239,605
249,797	2.50%, 12/15/2026(4)	13,465
317,903	2.50%, 01/15/2028(4)	25,613
242,064	2.50%, 02/15/2028(4)	19,166
549,567	2.50%, 03/15/2028(4)	45,312
50,156	2.50%, 05/15/2028(4)	4,148
98,448	3.00%, 04/15/2028(4)	9,240
234,085	3.00%, 05/01/2032	240,010
431,881	3.00%, 02/01/2037	436,215
94,549	3.00%, 06/15/2041	96,281
214,038	3.00%, 07/15/2041	217,928
108,589	3.00%, 01/15/2045	100,867
155,000	3.12%, 10/25/2031(3)	153,056
150,000	3.19%, 07/25/2027	154,241
375,000	3.41%, 12/25/2026	392,477
100,000	3.43%, 01/25/2027 (3)	104,875
221,762	1 mo. USD LIBOR + 2.200%, 3.44%, 02/25/2024(2)	228,530
250,000	1 mo. USD LIBOR + 2.250%, 3.49%, 11/25/2028(2)	256,135
108,733	3.50%, 01/15/2028(4)	10,807
246,423	3.50%, 08/01/2047	253,497
1,375,000	3.50%, 11/01/2047(5)	1,413,511
100,000	3.50%, 12/01/2047(5)	102,615
57,341	4.00%, 03/15/2028(4)	5,549
226,472	4.00%, 06/15/2028(4)	25,008
222,854	4.00%, 09/01/2047	234,040
525,000	4.00%, 11/01/2047(5)	550,963
100,000	4.00%, 12/01/2047(5)	104,770
250,000	1 mo. USD LIBOR + 2.900%, 4.14%, 07/25/2028(2)	257,856
2,317,500	4.50%, 11/01/2047(5)	2,475,742
100,000	5.00%, 11/01/2047(5)	108,213
110,067	5.50%, 04/15/2036(4)	22,195
150,000	5.50%, 11/01/2047(5)	165,008

		9,057,700

	FNMA - 48.7%
90,767	1.62%, 04/25/2055(3)(4)	4,756
111,636	1.90%, 06/25/2055(3)(4)	5,903
74,304	2.00%, 09/25/2039	71,798
94,470	2.85%, 06/01/2027	94,615
185,000	2.97%, 06/01/2027	186,410
692,073	3.00%, 01/01/2027	700,522
80,686	3.00%, 02/25/2027(4)	6,607
165,481	3.00%, 11/25/2027(4)	15,409
288,546	3.00%, 02/25/2028(4)	26,418
1,157,217	3.00%, 04/01/2032	1,186,434
328,557	3.00%, 06/01/2032	336,852
945,945	3.00%, 07/01/2032	969,827
108,048	3.00%, 04/25/2045	101,302
979,820	3.00%, 02/01/2047	980,928
49,625	3.02%, 03/01/2027	50,351
400,000	3.10%, 01/01/2026	410,986
400,000	3.21%, 07/01/2026	410,903
114,893	3.50%, 05/25/2027(4)	12,097

  Information Classification: Limited Access

Hartford Quality Bond ETF

  Schedule of Investments – (continued)

  October 31, 2017 (Unaudited)

$ 62,609	3.50%, 02/25/2031(4)	$5,636
115,000	3.50%, 11/01/2032(5)	119,465
32,191	3.50%, 09/01/2043	33,128
89,888	3.50%, 10/25/2046(4)	20,651
375,000	3.55%, 02/01/2030	393,510
162,606	4.00%, 05/25/2027(4)	15,736
125,000	4.00%, 11/01/2032(5)	129,111
191,203	4.00%, 11/25/2043	201,271
28,936	4.00%, 03/01/2045	30,393
45,765	4.00%, 07/01/2045	48,563
24,476	4.00%, 08/01/2045	25,701
48,959	4.00%, 04/01/2047	51,938
1,350,000	4.00%, 11/01/2047(5)	1,416,973
1,350,000	4.00%, 12/01/2047(5)	1,414,837
125,000	5.00%, 11/01/2047(5)	135,692
150,000	5.50%, 11/01/2047(5)	165,508
145,148	6.00%, 09/25/2047(4)	36,467

		9,816,698

	GNMA - 17.8%
53,797	3.00%, 09/16/2042	50,351
29,113	3.00%, 09/20/2042	27,323
59,401	3.00%, 02/16/2043(4)	10,582
300,000	3.00%, 09/20/2046	293,642
336,524	3.00%, 04/20/2047	340,816
506,000	3.00%, 11/01/2047(5)	511,989
44,930	3.50%, 07/20/2040(4)	5,088
82,608	3.50%, 02/20/2041(4)	10,050
95,783	3.50%, 04/20/2042(4)	12,244
131,351	3.50%, 10/20/2042(4)	26,898
586,369	3.50%, 05/20/2047	608,971
24,883	3.50%, 08/20/2047	25,842
399,987	3.50%, 10/20/2047	415,405
34,198	4.00%, 02/15/2041	36,441
57,810	4.00%, 03/20/2043(4)	13,153
98,808	4.00%, 03/20/2047(4)	19,179
192,016	4.00%, 04/20/2047	202,135
123,507	4.00%, 07/20/2047(4)	25,052
200,000	4.00%, 10/20/2047	211,051
200,000	4.00%, 11/01/2047(5)	210,000
100,000	4.00%, 12/01/2047(5)	104,926
260,000	4.50%, 11/01/2047(5)	275,600
111,594	5.00%, 02/16/2040(4)	26,073
87,063	5.00%, 01/16/2047(4)	20,087
75,000	5.00%, 11/01/2047(5)	80,501
15,309	5.50%, 05/20/2038	16,747
69,063	6.00%, 02/20/2046(4)	16,127

		3,596,273

	Total U.S. Government Agencies (cost $22,482,477)	$22,470,671

U.S. Government Securities - 5.4%
	Other Direct Federal Obligations - 0.6%
	FHLB - 0.6%
	Tennessee Valley Authority Power
110,000	4.25%, 09/15/2065	$124,706

		124,706

  Information Classification: Limited Access

Hartford Quality Bond ETF

  Schedule of Investments – (continued)

  October 31, 2017 (Unaudited)

	U.S. Treasury Securities - 4.8%
	U.S. Treasury Notes - 4.8%

$ 957,213	0.13%, 01/15/2023(6)		$	953,150

				953,150

	Total U.S. Government Securities (cost $1,072,971)		$	1,077,856

	Total Long-Term Investments (cost $28,008,054)		$	28,014,519

Short-Term Investments - 2.5%
	Other Investment Pools & Funds - 2.5%
510,477	BlackRock Liquidity Funds TempFund Portfolio, Institutional Class			510,477

	Total Short-Term Investments (cost $510,477)		$	510,477

	Total Investments Excluding Purchased Options (cost $28,518,531)	141.4%	$	28,524,996
	Total Purchased Options (cost $138,120)	0.6%	$	129,309

	Total Investments (cost $28,656,651)	142.0%	$	28,654,305
	Other Assets and Liabilities	(42.0)%		(8,476,380)

	Total Net Assets	100.0%	$	20,177,925

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

(1)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2017, the aggregate value of these securities was $1,884,096, which represented 9.3% of total net assets.
(2)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2017.
(3)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(4)	Securities disclosed are interest-only strips.
(5)	Represents or includes a TBA transaction.
(6)	The principal amount for this security is adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

OTC Swaption Contracts Outstanding at October 31, 2017

Description	Counter- party	Exercise Price/FX Rate/ Rate	Pay/ Receive Floating Rate	Expiration Date	Notional Amount	Number of Contracts	Market Value †	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased swaption contracts:
Calls
3 Months USD Libor-BBA Interest Rate Swap Expiring 08/02/57	MSC	2.45%	Receive	08/02/27	USD 400,000	400,000	$ 55,286	$ 64,326	$ (9,040)
Puts
3 Months USD Libor-BBA Interest Rate Swap Expiring 08/02/57	MSC	2.45%	Pay	08/02/27	USD 400,000	400,000	$ 74,023	$ 73,793	$ 230

Total purchased swaption contracts						800,000	$ 129,309	$ 138,119	$ (8,810)

  Information Classification: Limited Access

Hartford Quality Bond ETF

  Schedule of Investments – (continued)

  October 31, 2017 (Unaudited)

Futures Contracts Outstanding at October 31, 2017

Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury 10-Year Note Future	26	12/19/2017	$3,248,375	$(22,304)
U.S. Treasury Long Bond Future	4	12/19/2017	609,875	(5,794)
U.S. Treasury Ultra Bond Future	9	12/19/2017	1,483,031	(18,110)

Total				$(46,208)

Short position contracts:
U.S. Treasury 2-Year Note Future	3	12/29/2017	646,078	$2,713

Total futures contracts				$(43,495)

TBA Sale Commitments Outstanding at October 31, 2017
Description	Principal Amount	Maturity Date			Market Value †	Unrealized Appreciation/ (Depreciation)
FHLMC, 2.00%	$300,000	11/01/2032		$	(294,094)	$199
FNMA, 2.50%	300,000	11/01/2032			(301,359)	393
FNMA, 3.00%	2,270,000	11/01/2032			(2,326,041)	3,719
FNMA, 3.00%	1,880,500	11/01/2047			(1,881,528)	(2,323)
FNMA, 3.50%	525,000	11/01/2047			(539,704)	(126)
FNMA, 4.00%	305,000	11/01/2047			(320,131)	59
FNMA, 4.50%	1,765,000	11/01/2047			(1,887,171)	4,486
GNMA II, 4.00%	950,000	12/01/2047			(996,795)	241

Total (proceeds receivable $8,553,471)			$		(8,546,823)	$6,648

At October 31, 2017, the aggregate market value of TBA Sale Commitments represents (42.4)% of total net assets.

Centrally Cleared Interest Rate Swap Contracts Outstanding at October 31, 2017

Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received		Value †	Unrealized Appreciation/ (Depreciation)
3M USD LIBOR	2.14% Fixed	USD	650,000	05/15/24	Semi-Annual	$—	$—	$	1,846	$1,846
3M USD LIBOR	2.20% Fixed	USD	650,000	05/15/24	Semi-Annual	—	—		(514)	(514)
3M USD LIBOR	2.28% Fixed	USD	925,000	07/14/27	Semi-Annual	—	—		10,411	10,411
3M USD LIBOR	2.69% Fixed	USD	150,000	11/15/43	Semi-Annual	—	—		(2,801)	(2,801)
3M USD LIBOR	2.41% Fixed	USD	50,000	08/03/47	Semi-Annual	—	—		1,997	1,997

Total						$ —	$ —	$	10,939	$10,939

Foreign Currency Contracts Outstanding at October 31, 2017

Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
$ 20,000,000	JPY	$176,539	USD	CBK	11/17/17	$—	$(400)
712,873	USD	80,000,000	JPY	ANZ	11/17/17	8,320	—
196,729	USD	22,000,000	JPY	ANZ	01/17/18	2,317	—
177,146	USD	20,000,000	JPY	CBK	01/17/18	408	—
Total						$11,045	$(400)

† For information regarding the Fund’s significant accounting policies, please refer to the Fund’s most recent shareholder report.

  Information Classification: Limited Access

Hartford Quality Bond ETF

  Schedule of Investments – (continued)

  October 31, 2017 (Unaudited)

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
ANZ	Australia and New Zealand Banking Group
CBK	Citibank NA
MSC	Morgan Stanley

Currency Abbreviations:
JPY	Japanese Yen
USD	United States Dollar

Other Abbreviations:
CMO	Collateralized Mortgage Obligation
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
TBA	To Be Announced

  Information Classification: Limited Access

Hartford Quality Bond ETF

  Schedule of Investments – (continued)

  October 31, 2017 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets
Asset & Commercial Mortgage Backed Securities	$4,465,992	$—	$4,465,992	$—
U.S. Government Agencies	22,470,671	—	22,470,671	—
U.S. Government Securities	1,077,856	—	1,077,856	—
Short-Term Investments	510,477	510,477	—	—
Purchased Options	129,309	—	129,309	—
Foreign Currency Contracts(2)	11,045	—	11,045	—
Futures Contracts(2)	2,713	2,713	—	—
Swaps - Interest Rate(2)	14,254	—	14,254	—

Total	$28,682,317	$513,190	$28,169,127	$—

Liabilities
Foreign Currency Contracts(2)	$(400)	$—	$(400)	$—
Futures Contracts(2)	(46,208)	(46,208)	—	—
Swaps - Interest Rate(2)	(3,315)	—	(3,315)	—
TBA Sale Commitments	(8,546,823)	—	(8,546,823)	—

Total	$(8,596,746)	$(46,208)	$(8,550,538)	$—

(1)	For the period ended October 31, 2017, there were no transfers between any levels.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

  Information Classification: Limited Access

Hartford Total Return Bond ETF

  Schedule of Investments

  October 31, 2017 (Unaudited)

Shares or Principal Amount		Market Value†
Asset & Commercial Mortgage Backed Securities - 13.8%
	Asset-Backed - Finance & Insurance - 1.6%
$ 75,000	Bayview Opportunity Master Fund Trust 3.11%, 10/28/2032(1)	$75,000
138,491	3.50%, 07/28/2057(1)(2)	141,669
100,000	3.50%, 10/28/2057(1)(2)	102,192

		318,861

	Asset-Backed - Home Equity - 0.7%
137,664	New Residential Mortgage Loan Trust 4.00%, 08/27/2057(1)(2)	142,921

	Commercial Mortgage - Backed Securities - 5.8%
100,000	CSAIL Commercial Mortgage Trust 3.72%, 08/15/2048	105,085
15,000	FREMF Mortgage Trust 3.65%, 09/25/2024	15,180
10,000	3.98%, 08/25/2027(1)(2)	10,087
80,000	Greenwood DUS 2.88%, 11/01/2027	80,325
100,000	GS Mortgage Securities Trust 2.85%, 10/10/2049	98,625
100,000	3.44%, 11/10/2049(2)	103,340
100,000	4.07%, 01/10/2047	107,111
100,000	JPMBB Commercial Mortgage Securities Trust 3.93%, 09/15/2047	106,225
100,000	4.00%, 04/15/2047	106,563
100,000	Wells Fargo Commercial Mortgage Trust 3.41%, 12/15/2047	103,262
100,000	WF-RBS Commercial Mortgage Trust 3.61%, 11/15/2047	104,125
100,000	4.00%, 05/15/2047	106,833
100,000	4.05%, 03/15/2047	107,042

		1,153,803

	Whole Loan Collateral CMO - 5.7%
133,964	CIM Trust 3.00%, 04/25/2057(1)(2)	134,889
92,811	Connecticut Avenue Securities 1 mo. USD LIBOR + 1.600%, 2.84%, 01/25/2024(3)	93,655
96,470	Fannie Mae Connecticut Avenue Securities 1 mo. USD LIBOR + 0.550%, 1.79%, 01/25/2030(3)	96,455
192,079	1.99%, 02/25/2030(2)	192,528
99,449	1 mo. USD LIBOR + 0.850%, 2.09%, 11/25/2029(3)	99,804
96,671	1 mo. USD LIBOR + 0.950%, 2.19%, 10/25/2029(3)	97,296
98,534	1 mo. USD LIBOR + 1.150%, 2.39%, 09/25/2029(3)	99,369
98,907	1 mo. USD LIBOR + 1.300%, 2.54%, 04/25/2029(3)	100,111
99,352	LSTAR Securities Investment Ltd. 0.00%, 10/01/2022(1)(2)	99,353
127,000	Towd Point Mortgage Trust 1 mo. USD LIBOR + 0.600%, 1.84%, 02/25/2057(1)(3)	126,992

		1,140,452

	Total Asset & Commercial Mortgage Backed Securities (cost $2,753,418)	$2,756,037

Corporate Bonds - 28.2%
	Aerospace/Defense - 0.1%
15,000	Lockheed Martin Corp. 4.50%, 05/15/2036	$16,582

	Agriculture - 1.9%
25,000	Altria Group, Inc. 3.88%, 09/16/2046	24,456
50,000	BAT Capital Corp. 4.39%, 08/15/2037(1)	51,362

  Information Classification: Limited Access

Hartford Total Return Bond ETF

  Schedule of Investments – (continued)

  October 31, 2017 (Unaudited)

$ 200,000	Imperial Brands Finance plc 2.05%, 07/20/2018(1)	$200,055
100,000	Philip Morris International, Inc. 3.13%, 08/17/2027	99,962

		375,835

	Airlines - 0.3%
50,000	Delta Air Lines, Inc. 3.63%, 03/15/2022	51,381

	Auto Manufacturers - 0.4%
75,000	General Motors Co. 5.40%, 04/01/2048	79,357

	Auto Parts & Equipment - 0.1%
25,000	Lear Corp. 3.80%, 09/15/2027	25,084

	Beverages - 0.8%
95,000	Anheuser-Busch InBev Finance, Inc. 3.30%, 02/01/2023	97,788
20,000	4.90%, 02/01/2046	22,492
5,000	Constellation Brands, Inc. 2.65%, 11/07/2022	4,979
25,000	2.70%, 05/09/2022	25,068

		150,327

	Biotechnology - 0.1%
20,000	Celgene Corp. 4.63%, 05/15/2044	20,670

	Chemicals - 0.3%
50,000	Methanex Corp. 4.25%, 12/01/2024	50,641
15,000	Sherwin-Williams Co. 3.13%, 06/01/2024	15,180

		65,821

	Commercial Banks - 8.7%
145,000	Bank of America Corp. 3 mo. USD LIBOR + 1.160%, 3.12%, 01/20/2023(3)	147,220
50,000	3 mo. USD LIBOR + 1.512%, 3.71%, 04/24/2028(3)	51,120
50,000	Capital One Financial Corp. 3.05%, 03/09/2022	50,712
10,000	Citigroup, Inc. 2.70%, 10/27/2022	9,948
125,000	3 mo. USD LIBOR + 0.950%, 2.88%, 07/24/2023(3)	124,892
10,000	3.52%, 10/27/2028(2)	9,972
50,000	4.13%, 07/25/2028	51,509
400,000	Credit Suisse Group AG 5 year USD Swap + 3.455%, 6.25%, 12/18/2024(3)(4)(5)	437,500
25,000	Deutsche Bank AG 2.70%, 07/13/2020	25,088
150,000	Goldman Sachs Group, Inc. 2.88%, 02/25/2021	151,933
20,000	2.88%, 10/31/2022(2)	20,013
100,000	3 mo. USD LIBOR + 0.990%, 2.91%, 07/24/2023(3)	99,564
20,000	5.15%, 05/22/2045	22,777
55,000	JP Morgan Chase & Co. 3 mo. USD LIBOR + 1.155%, 3.22%, 03/01/2025(3)	55,575
25,000	3 mo. USD LIBOR + 1.580%, 4.26%, 02/22/2048(3)	26,313
125,000	Morgan Stanley 2.75%, 05/19/2022	125,312
50,000	3 mo. USD LIBOR + 1.340%, 3.59%, 07/22/2028(3)	50,330
50,000	Royal Bank of Canada 2.15%, 10/26/2020	49,975

  Information Classification: Limited Access

Hartford Total Return Bond ETF

  Schedule of Investments – (continued)

  October 31, 2017 (Unaudited)

$ 70,000	Santander Holdings USA, Inc. 3.70%, 03/28/2022(1)	$71,623
75,000	Wells Fargo & Co. 2.63%, 07/22/2022	74,887
10,000	4.40%, 06/14/2046	10,320
70,000	4.75%, 12/07/2046	76,499

		1,743,082

	Construction Materials - 0.5%
90,000	Standard Industries, Inc. 6.00%, 10/15/2025(1)	97,312

	Diversified Financial Services - 1.2%
120,000	Bear Stearns Cos. LLC 7.25%, 02/01/2018	121,636
25,000	Cboe Global Markets, Inc. 3.65%, 01/12/2027	25,556
90,000	Navient Corp. 7.25%, 01/25/2022	97,650

		244,842

	Electric - 2.8%
95,000	AES Corp. 5.50%, 03/15/2024	99,275
40,000	Appalachian Power Co. 6.38%, 04/01/2036	51,661
50,000	Dominion Energy, Inc. 2.50%, 12/01/2019	50,343
	Duke Energy Corp.
80,000	2.65%, 09/01/2026	76,774
25,000	3.75%, 09/01/2046	24,299
25,000	Emera U.S. Finance L.P. 2.70%, 06/15/2021	25,114
25,000	4.75%, 06/15/2046	27,114
50,000	FirstEnergy Corp. 3.90%, 07/15/2027	51,034
50,000	ITC Holdings Corp. 3.25%, 06/30/2026	49,824
60,000	Pacific Gas & Electric Co. 6.05%, 03/01/2034	74,532
25,000	Southern Co. 4.40%, 07/01/2046	26,308

		556,278

	Engineering & Construction - 1.0%
200,000	Mexico City Airport Trust 3.88%, 04/30/2028(1)	195,820

	Food - 0.1%
30,000	Kraft Heinz Foods Co. 4.38%, 06/01/2046	29,295

	Gas - 0.3%
50,000	Sempra Energy 2.88%, 10/01/2022	50,362

	Healthcare-Products - 0.1%
25,000	Becton Dickinson and Co. 3.36%, 06/06/2024	25,208

	Healthcare-Services - 0.5%
25,000	Aetna, Inc. 2.80%, 06/15/2023	24,844
50,000	Anthem, Inc. 2.25%, 08/15/2019	50,144
15,000	Cigna Corp. 3.88%, 10/15/2047	14,453

  Information Classification: Limited Access

Hartford Total Return Bond ETF

  Schedule of Investments – (continued)

  October 31, 2017 (Unaudited)

$ 15,000	UnitedHealth Group, Inc. 3.75%, 10/15/2047	$14,753

		104,194

	Insurance - 0.5%
45,000	Aon Corp. 5.00%, 09/30/2020	48,414
25,000	MetLife, Inc. 4.05%, 03/01/2045	25,584
25,000	Willis North America, Inc. 3.60%, 05/15/2024	25,640

		99,638

	Internet - 0.3%
50,000	Amazon.com, Inc. 3.88%, 08/22/2037(1)	51,829

	Iron/Steel - 0.1%
25,000	Vale Overseas Ltd. 6.88%, 11/10/2039	29,940

	IT Services - 0.6%
50,000	Apple, Inc. 3.35%, 02/09/2027	51,306
20,000	Dell International LLC / EMC Corp. 6.02%, 06/15/2026(1)	22,287
45,000	Hewlett Packard Enterprise Co. 4.90%, 10/15/2025	47,846

		121,439

	Machinery - Construction & Mining - 0.2%
50,000	Caterpillar Financial Services Corp. 1.85%, 09/04/2020	49,710

	Media - 1.1%
60,000	Charter Communications Operating LLC / Charter Communications Operating Capital 5.38%, 05/01/2047(1)	60,741
20,000	6.48%, 10/23/2045	22,901
60,000	Comcast Corp. 3.15%, 02/15/2028	59,486
15,000	Cox Communications, Inc. 8.38%, 03/01/2039(1)	20,983
35,000	Time Warner, Inc. 3.80%, 02/15/2027	34,985
25,000	Viacom, Inc. 4.38%, 03/15/2043	21,263

		220,359

	Office/Business Equipment - 0.1%
15,000	Pitney Bowes, Inc. 4.70%, 04/01/2023	14,655

	Oil & Gas - 1.4%
35,000	Anadarko Petroleum Corp. 4.50%, 07/15/2044	34,179
50,000	Canadian Natural Resources Ltd. 3.85%, 06/01/2027	51,050
10,000	Cenovus Energy, Inc. 6.75%, 11/15/2039	11,868
10,000	Concho Resources, Inc. 4.88%, 10/01/2047	10,639
35,000	Hess Corp. 5.60%, 02/15/2041	36,617
25,000	Marathon Oil Corp. 4.40%, 07/15/2027	25,665

  Information Classification: Limited Access

Hartford Total Return Bond ETF

  Schedule of Investments – (continued)

  October 31, 2017 (Unaudited)

$ 20,000	Noble Energy, Inc. 4.95%, 08/15/2047	$20,859
15,000	Petroleos Mexicanos 6.38%, 02/04/2021	16,316
45,000	6.75%, 09/21/2047(1)	46,382
35,000	Valero Energy Corp. 3.40%, 09/15/2026	34,999

		288,574

	Pharmaceuticals - 0.9%
20,000	AstraZeneca plc 3.38%, 11/16/2025	20,355
50,000	Mylan N.V. 3.75%, 12/15/2020	51,825
95,000	Quintiles IMS, Inc. 4.88%, 05/15/2023(1)	98,800
10,000	Teva Pharmaceutical Finance Netherlands B.V. 2.20%, 07/21/2021	9,413

		180,393

	Pipelines - 1.5%
10,000	Energy Transfer L.P. 5.15%, 03/15/2045	9,765
20,000	Kinder Morgan, Inc. 5.55%, 06/01/2045	21,738
20,000	MPLX L.P. 5.20%, 03/01/2047	21,413
5,000	Phillips 66 Partners L.P. 3.75%, 03/01/2028	5,019
45,000	Sabine Pass Liquefaction LLC 5.63%, 03/01/2025	50,002
50,000	Sunoco Logistics Partners Operations L.P. 4.25%, 04/01/2024	51,715
20,000	5.40%, 10/01/2047	20,291
50,000	TC PipeLines L.P. 3.90%, 05/25/2027	50,483
25,000	Valero Energy Partners L.P. 4.38%, 12/15/2026	26,138
35,000	Williams Partners L.P. 6.30%, 04/15/2040	42,587

		299,151

	Semiconductors - 0.6%
50,000	Broadcom Corp. / Broadcom Cayman Finance Ltd. 3.00%, 01/15/2022(1)	50,693
50,000	3.63%, 01/15/2024(1)	51,641
15,000	QUALCOMM, Inc. 4.30%, 05/20/2047	15,167

		117,501

	Software - 0.3%
50,000	Microsoft Corp. 3.30%, 02/06/2027	51,737

	Telecommunications - 1.2%
65,000	AT&T, Inc. 3.90%, 08/14/2027	64,740
65,000	4.75%, 05/15/2046	61,313
20,000	5.15%, 02/14/2050	19,716
50,000	Verizon Communications, Inc. 4.50%, 08/10/2033	51,480
10,000	4.52%, 09/15/2048	9,554
25,000	4.86%, 08/21/2046	25,226

		232,029

  Information Classification: Limited Access

Hartford Total Return Bond ETF

  Schedule of Investments – (continued)

  October 31, 2017 (Unaudited)

	Transportation - 0.2%
$ 50,000	CSX Corp. 3.25%, 06/01/2027	$50,087

	Total Corporate Bonds (cost $5,628,839)	$5,638,492

Foreign Government Obligations - 1.0%
	United Arab Emirates - 1.0%
200,000	Abu Dhabi Government International Bond 2.50%, 10/11/2022(1)	198,700

	Total Foreign Government Obligations (cost $199,338)	$198,700

Municipal Bonds - 0.5%
	Development - 0.2%
30,000	California State, GO Taxable 7.63%, 03/01/2040	46,147

	General Obligation - 0.3%
35,000	California State, GO Taxable 7.35%, 11/01/2039	51,819

	Total Municipal Bonds (cost $97,485)	$97,966

Senior Floating Rate Interests - 4.9%(6)
	Biotechnology - 0.5%
99,749	Sterigenics-Nordion Holdings LLC 1 mo. LIBOR + 3.000%, 0.00%, 05/15/2022(7)	99,749

	Chemicals - 0.5%
100,000	H.B. Fuller Co. 1 mo. LIBOR + 2.250%, 3.49%, 10/12/2024	100,542

	Engineering & Construction - 0.6%
124,688	Brand Energy & Infrastructure Services, Inc. 3 mo. LIBOR + 4.250%, 5.61%, 06/21/2024	125,449

	Insurance - 0.5%
99,750	Asurion LLC 1 mo. LIBOR + 2.750%, 0.00%, 08/04/2022(7)	100,482

	Lodging - 0.5%
100,000	Caesars Entertainment Operating Co. 1 mo. LIBOR + 2.500%, 0.00%, 10/06/2024(7)	100,063

	Packaging & Containers - 0.5%
90,000	Berry Plastics Group, Inc. 1 mo. LIBOR + 2.250%, 3.49%, 02/08/2020	90,428

	Real Estate - 0.5%
99,745	DTZ U.S. Borrower LLC 3 mo. LIBOR + 3.250%, 4.59%, 11/04/2021	100,291

	Software - 0.7%
145,332	First Data Corp. 1 mo. LIBOR + 2.500%, 3.74%, 04/26/2024	145,903

	Telecommunications - 0.6%
124,687	Sprint Communications, Inc. 1 mo. LIBOR + 2.500%, 3.75%, 02/02/2024	125,102

	Total Senior Floating Rate Interests (cost $987,486)	$988,009

U.S. Government Agencies - 41.8%
	FHLMC - 9.4%
500,000	3.00%, 11/01/2047(8)	500,430
40,000	3.24%, 08/25/2027	41,286
800,000	3.50%, 11/01/2047(8)	822,406
200,000	3.50%, 12/01/2047(8)	205,231

  Information Classification: Limited Access

Hartford Total Return Bond ETF

  Schedule of Investments – (continued)

  October 31, 2017 (Unaudited)

$ 300,000	4.50%, 11/01/2047(8)	$320,484

		1,889,837

	FNMA - 15.7%
55,000	3.00%, 07/01/2027	55,422
200,000	3.00%, 11/01/2047(8)	200,109
200,000	3.10%, 02/01/2027	203,681
75,000	3.16%, 08/01/2027	76,548
1,000,000	3.50%, 11/01/2047(8)	1,028,008
1,100,000	4.00%, 11/01/2047(8)	1,154,570
100,000	4.00%, 12/01/2047(8)	104,803
300,000	4.50%, 11/01/2047(8)	320,766

		3,143,907

	GNMA - 16.7%
1,800,000	3.50%, 11/01/2047(8)	1,867,430
200,000	3.50%, 12/01/2047(8)	207,156
800,000	4.00%, 11/01/2047(8)	840,000
200,000	4.00%, 12/01/2047(8)	209,851
200,000	4.50%, 11/01/2047(8)	212,000

		3,336,437

	Total U.S. Government Agencies (cost $8,378,276)	$8,370,181

U.S. Government Securities - 33.6%
	U.S. Treasury Securities - 33.6%
	U.S. Treasury Bonds - 7.9%
750,000	3.00%, 02/15/2047	768,779
635,000	4.38%, 02/15/2038	803,920

		1,572,699

	U.S. Treasury Notes - 25.7%
518,240	0.25%, 01/15/2025(9)	512,472
1,945,000	1.13%, 02/28/2021	1,902,301
1,815,000	1.75%, 09/30/2019	1,820,247
935,000	1.75%, 05/15/2023	918,199

		5,153,219

		6,725,918

	Total U.S. Government Securities (cost $6,750,456)	$6,725,918

	Total Long-Term Investments (cost $24,795,298)	$24,775,303

	Commercial Paper - 5.0%
250,000	John Deere Capital 1.15%, 11/13/2017(10)	249,904
250,000	NV Bank Nederlandse Gemeenten 1.23%, 11/13/2017(10)	249,898
250,000	Prudential plc 1.27%, 01/02/2018(10)	249,453
250,000	Swedbank 1.25%, 12/19/2017(10)	249,584

		998,839

	Foreign Government Obligations - 9.9%
JPY 225,000,000	Japan Treasury Discount Bill 0.17%, 01/10/2018(10)	1,980,578

	Other Investment Pools & Funds - 2.8%
567,207	Morgan Stanley Institutional Liquidity Funds, Institutional Class	567,207

	Total Short-Term Investments (cost $3,565,543)	$3,546,624

  Information Classification: Limited Access

Hartford Total Return Bond ETF

  Schedule of Investments – (continued)

  October 31, 2017 (Unaudited)

Total Investments (cost $28,360,841)	141.5%	$	28,321,927
Other Assets & Liabilities	(41.5)%		(8,305,228)

Total Net Assets	100.0%	$	20,016,699

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

(1)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2017, the aggregate value of these securities was $2,051,331, which represented 10.2% of total net assets.
(2)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(3)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2017.
(4)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.
(5)	This security was sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell this security in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell this security outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, this holding is determined to be liquid. At October 31, 2017, the aggregate value of this security was $437,500, which represented 2.2% of total net assets.
(6)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the rate in effect as of October 31, 2017.
(7)	Represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.
(8)	Represents or includes a TBA transaction.
(9)	The principal amount for this security is adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.
(10)	The interest rate disclosed for these holdings are the effective yield on the date of the acquisition.

Futures Contracts Outstanding at October 31, 2017
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)

Long position contracts:
Australian 10-Year Bond Future	1	12/15/2017	$98,798	$1,081

Short position contracts:
Euro-Bund Future	1	12/07/2017	189,596	$(862)
Eurodollar 3-Month Future	4	09/17/2018	981,550	92
Long Gilt Future	3	12/27/2017	495,312	(1,717)
U.S. Treasury 5-Year Note Future	3	12/29/2017	351,563	487

Total				$(2,000)

Total futures contracts				$(919)

TBA Sale Commitments Outstanding at October 31, 2017
Description	Principal Amount	Maturity Date	Market Value †	Unrealized Appreciation/ (Depreciation)
FNMA, 4.00%	$600,000	11/01/2047	$(629,766)	$609
GNMA II, 3.50%	1,000,000	11/01/2047	(1,037,461)	508
GNMA II, 4.00%	500,000	11/01/2047	(525,000)	703

Total (proceeds receivable $2,194,047)			$(2,192,227)	$1,820

  Information Classification: Limited Access

Hartford Total Return Bond ETF

  Schedule of Investments – (continued)

  October 31, 2017 (Unaudited)

At October 31, 2017, the aggregate market value of TBA Sale Commitments represents (11.0)% of total net assets.

OTC Credit Default Swap Contracts Outstanding at October 31, 2017

Reference Entity		Counter- party	Notional Amount (a)	(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid		Upfront Premiums Received	Market Value †	Unrealized Appreciation/ (Depreciation)
Credit default swaps on single-name issues:
Sell protection:
Russian Foreign Bond - Eurobond	MSC	USD	50,000	1.00%	12/20/22	Quarterly	$—	$	(809)	$(685)	$124

Total single-name issues							$—	$	(809)	$(685)	$124

Total OTC contracts							$—	$	(809)	$(685)	$124

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Centrally Cleared Credit Default Swap Contracts Outstanding at October 31, 2017

Reference Entity		Notional Amount (a)	(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency		Cost Basis		Value †	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
ITRAXX.XOV.27	EUR	15,000	(5.00%)	06/20/22	Quarterly	$	(2,331)	$	(2,338)	$(7)

Credit default swaps on indices:
Sell protection:
CDX.EM.28	USD	205,000	1.00%	12/20/22	Quarterly	$	(8,493)	$	(7,041)	$1,452
CDX.NA.HY.29	USD	195,000	5.00%	12/20/22	Quarterly		14,893		15,892	999
CDX.NA.IG.29	USD	395,000	1.00%	12/20/22	Quarterly		8,748		8,978	230
ITRAXX.EUR.28	EUR	235,000	1.00%	12/20/22	Quarterly		6,335		6,898	563
ITRAXX.XOVER.28	EUR	130,000	5.00%	12/20/22	Quarterly		17,807		19,177	1,370

Total						$	39,290	$	43,904	$4,614

Total						$	36,959	$	41,566	$4,607

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Centrally Cleared Interest Rate Swap Contracts Outstanding at October 31, 2017

Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid		Upfront Premiums Received	Value †	Unrealized Appreciation/ (Depreciation)
3M USD LIBOR	2.75% Fixed	USD	120,000	12/20/47	Semi-Annual	$—	$	(2,706)	$(4,075)	$(1,369)

Foreign Currency Contracts Outstanding at October 31, 2017

Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty		Settlement Date		Appreciation	Depreciation
$ 2,010,679	USD	$225,000,000	JPY	MSC		01/10/18	$	23,080	$—

† For information regarding the Fund’s significant accounting policies, please refer to the Fund’s most recent shareholder report.

  Information Classification: Limited Access

Hartford Total Return Bond ETF

  Schedule of Investments – (continued)

  October 31, 2017 (Unaudited)

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
MSC	Morgan Stanley

Currency Abbreviations:
AUD	Australian Dollar
GBP	British Pound
EUR	Euro
JPY	Japanese Yen
USD	United States Dollar

Other Abbreviations:
CMO	Collateralized Mortgage Obligation
EM	Emerging Markets
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
OTC	Over-the-Counter
TBA	To Be Announced

Municipal Abbreviations:
GO	General Obligation

  Information Classification: Limited Access

Hartford Total Return Bond ETF

  Schedule of Investments – (continued)

  October 31, 2017 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets
Asset & Commercial Mortgage Backed Securities	$2,756,037	$—	$2,756,037	$—
Corporate Bonds	5,638,492	—	5,638,492	—
Foreign Government Obligations	198,700	—	198,700	—
Municipal Bonds	97,966	—	97,966	—
Senior Floating Rate Interests	988,009	—	988,009	—
U.S. Government Agencies	8,370,181	—	8,370,181	—
U.S. Government Securities	6,725,918	—	6,725,918	—
Short-Term Investments	3,546,624	—	3,546,624	—
Foreign Currency Contracts(2)	23,080	—	23,080	—
Futures Contracts(2)	1,660	1,660	—	—
Swaps - Credit Default(2)	4,738	—	4,738	—

Total	$28,351,405	$1,660	$28,349,745	$—

Liabilities
Futures Contracts(2)	$(2,579)	$(2,579)	$—	$—
Swaps - Credit Default(2)	(7)	—	(7)	—
Swaps - Interest Rate(2)	(1,369)	—	(1,369)	—
TBA Sale Commitments	(2,192,227)	—	(2,192,227)	—

Total	$(2,196,182)	$(2,579)	$(2,193,603)	$—

(1)	For the period ended October 31, 2017, there were no transfers between any levels.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments
.

  Information Classification: Limited Access

Hartford Funds Exchange-Traded Trust

Notes to the Schedule of Investments

1. Investment Valuation and Fair Value Measurements:

Hartford Funds Exchange-Traded Trust (the “Trust”), which consists of multiple investment series (each a “Fund” and, collectively, “Funds”), values securities and other investment as follows: For each Fund’s shares (“Shares”), net asset value per Share is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding. Expenses and fees, including the management fees, are accrued daily and taken into account for purposes of determining net asset value. The net asset value of a Fund is calculated by the State Street Bank and Trust Company (“ State Street”) and determined as of the close of the regular trading session on the NYSE Arca (ordinarily 4:00 p.m. Eastern time) on each day that such exchange is open. Fixed-income assets are generally valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. Creation/redemption order cut-off times may be earlier on any day that the Securities Industry and Financial Markets Association (or applicable exchange or market on which a Fund’s investments are traded) announces an early closing time. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at market rates on the date of valuation (generally as of 4:00 p.m. London time) as quoted by one or more sources.

In calculating a Fund’s net asset value per Share, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of other funds that are not traded on an exchange, a market valuation means such fund’s published net asset value per share. The Trust’s Valuation Committee, which is chaired by the Trust’s Treasurer, may use various pricing services, or discontinue the use of any pricing service, as approved by the Board of Trustees of the Trust (the “Board of Trustees”) from time to time. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation.

In the event that current market valuations are not readily available or such valuations do not reflect current market value, the Board of Trustees has delegated to the Valuation Committee the responsibility to determine a security’s fair value. In determining such value the Valuation Committee may consider, among other things, (i) price comparisons among multiple sources, (ii) a review of corporate actions and news events, and (iii) a review of relevant financial indicators (e.g., movement in interest rates, market indices, and prices from each Fund’s Index Provider). In these cases, the Fund’s net asset value may reflect certain Fund securities’ fair values rather than their market prices. Fair value pricing involves subjective judgments and it is possible that the fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s benchmark Index. This may result in a difference between the Fund’s performance and the performance of the applicable Fund’s benchmark Index. With respect to securities that are primarily listed on foreign exchanges, the value of Fund securities may change on days when you will not be able to purchase or sell your Shares.

The Trust’s accounting services provider will obtain market prices for the Fund securities and exchange rates, if applicable, from independent pricing services approved or ratified by the Board of Trustees (“Pricing Services”). The Pricing Services shall determine such prices and rates in a manner consistent with the procedures below.

A. Equity Securities: The accounting services provider obtains readily available market quotations from the Pricing Services approved by the Board of Trustees. Equity securities shall be valued: (a) by using readily available market quotations provided by a primary pricing service; (b) by using a secondary pricing service; or (c) by obtaining direct written broker-dealer quotations.

Equity securities will be valued in the following order:

1. If a security is traded on the date, then the last quoted sale price on the exchange on which the security is principally traded, up to the time of valuation, is used. If the security is not traded on the date, the security will be valued at the mean between the last available bid and asked price. If the security is listed on more than one exchange, the price on the exchange that is generally considered the principal exchange will be used.

2. Securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price. If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the last available bid and asked prices.

B. Fixed Income Securities: Fixed income securities shall be valued in the following order: (a) by using readily available market quotations provided by a pricing service; (b) by using a market value from a pricing service generated by a pricing matrix based upon yield data for securities with similar characteristics; or (c) by obtaining direct written broker-dealer quotations. Fixed income securities are valued at the quoted bid for such securities. Interest-bearing commercial paper which is purchased at par will be priced at par.

C. Options and Futures Contracts: Options, futures contracts and options thereon, which are traded on exchanges, are valued at their bid price as of the close of such exchanges or, if no sales are reported, at the mean between the last available bid and asked prices on such day as reported by the pricing service shall be used. If an options or futures exchange closes later than 3:00 p.m. Central Time, the options or futures traded on it are valued based on the mean between the most recent bid and asked prices as of 3:00 p.m. Central Time.

D. Short-Term Obligations: Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term debt obligations with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to the applicable Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

  Information Classification: Limited Access

E. Over-the-Counter (“OTC”) Securities: OTC securities that are not traded on NASDAQ shall be valued at the most recent trade price.

F. Foreign Currency Contracts: Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

The Funds adopted provisions surrounding fair value measurements and disclosures that define fair value, establish a framework for measuring fair value in accordance with generally accepted accounting principles and expand disclosures about fair value measurements. This applies to fair value measurements that are already required or permitted by other accounting standards and is intended to increase consistency of those measurements and applies broadly to securities and other types of assets and liabilities. In accordance with these provisions, fair value is defined as the price that a Fund would receive upon selling an investment in an ordinary transaction to an independent buyer in the principal or most advantageous market of the investment.

The Funds categorize their fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Funds’ assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•

Level 1 – Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Investments that use Level 2 or Level 3 inputs may include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (e.g., one that may not be publicly sold without registration under the Securities Act, as amended); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (e.g., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Funds’ net assets are computed and that may materially affect the value of the Fund’s investments). The valuation of fixed income securities held by the Funds are obtained from an independent pricing service and categorized as Level 2 based on the use of other significant observable market based inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.). Examples of events that may be “significant events” are government actions, natural disasters, armed conflicts, acts of terrorism, and significant market fluctuations.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by such Fund’s benchmark Index, which, in turn, could result in a difference between a Fund’s performance and the performance of such Fund’s benchmark Index.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

2. Securities Lending:

Each Fund may lend Fund securities to certain creditworthy borrowers in U.S. and non-U.S. markets in an amount not to exceed one third (33 1/3 percent) of the value of its total assets. The borrowers provide collateral that is marked to market daily, in an amount at least equal to the current market value of the securities loaned. A Fund may terminate a loan at any time and recall the securities loaned. A Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities. A Fund cannot vote proxies for securities on loan, but may recall loans to vote proxies if a material issue affecting the Fund’s economic interest in the investment is to be voted upon. Distributions received on loan securities in lieu of dividend payments (i.e., substitute payments) would not be considered qualified dividend income for federal tax purposes. Should the borrower of the securities fail financially, a Fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the securities lending agent to be of good financial standing. In a loan transaction, a Fund will also bear the risk of any decline in value of securities acquired with cash collateral and received by the Fund. Each Fund will minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity. This strategy is not used to leverage a Fund.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. A Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In

  Information Classification: Limited Access

the case of collateral other than cash, a Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of the lending Fund or through one or more joint accounts or money market funds, which may include those managed by the Adviser.

A Fund may pay a portion of the interest or fees earned from securities lending to a borrower as described above, and to one or more Board-approved securities lending agents, which administer the lending program for the Funds in accordance with guidelines approved by the Board of Trustees. In such capacity, the lending agent causes the delivery of loaned securities from a Fund to borrowers, arranges for the return of loaned securities to the Fund at the termination of a loan, requests deposit of collateral, monitors the daily value of the loaned securities and collateral, requests that borrowers add to the collateral when required by the loan agreements, and provides recordkeeping and accounting services necessary for the operation of the program. State Street has been approved by the Board to serve as securities lending agent for the Funds and the Trust has entered into an agreement with State Street for such services. Among other matters, the Trust has agreed to indemnify State Street for certain liabilities.

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process — especially in certain international markets such as Taiwan), ‘‘gap’’ risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees a Fund has agreed to pay a borrower), risk of loss of collateral, credit, legal, counterparty and market risk. Although State Street has agreed to provide a Fund with indemnification in the event of a borrower default, a Fund is still exposed to the risk of losses in the event a borrower does not return a Fund’s securities as agreed. For example, delays in recovery of securities loaned may cause a Fund to lose the opportunity to sell the securities at a desirable price.

The table below shows the securities lending information for Corporate Bond ETF for the period ended October 31, 2017. Quality Bond ETF and Total Return Bond ETF did not have any securities on loan during the period.

Fund	Market Value of Securities on Loan	Cash Collateral	Non-Cash Collateral

Corporate Bond ETF	$296,585	$302,300	$-

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2017.

Corporate Bond ETF

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1) Corporate Bonds	$302,300	$—	$—	$—	$302,300
Sale Buy-back Transactions Corporate Bonds	$—	$—	$—	$—	$—
Total Borrowings	$302,300	$—	$—	$—	$302,300
Gross amount of recognized liabilities for securities lending transactions and reverse repurchase agreements					$302,300

(1)	Amount represents the payable for cash collateral received on securities on loan. This will generally be in the “Overnight and Continous” column as the securities are typically callable on demand.

  Information Classification: Limited Access

Item 2. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are generally effective to provide reasonable assurance, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

(a)

Separate certifications for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HARTFORD FUNDS EXCHANGE-TRADED TRUST

Date: December 28, 2017	By:	/s/ James E. Davey
James E. Davey
President and Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: December 28, 2017	By:	/s/ James E. Davey
James E. Davey
President and Chief Executive Officer

Date: December 28, 2017	By:	/s/ Michael J. Flook
Michael J. Flook
Vice President, Treasurer and Controller